Exhibit 10.2

MARYNA BILYNSKA
1166 Alberni Street, Suite 1201
Vancouver, British Columbia
Canada V6E 3Z3

November 27, 2006

Everton Capital Corporation
1166 Alberni Street, Suite 1201
Vancouver, British Columbia
Canada V6E 3Z3

Ladies and Gentlemen:

RE:   Trust Agreement

Maryna Bilynska holds in trust for Everton Capital Corporation, a 100% undivided interest in the following claim:

		Number of	Date of
Tenure No.	Document Description	Cells	Expiration
521315	Jade Mine	9	January 18, 2007

Maryna Bilynska will deliver full title on demand to Everton Capital Corporation for as long as the claims are in good standing with the Province of British Columbia.

Yours truly,

MARYNA BILYNSKA
Maryna Bilynska